SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 11, 2003 (April 7, 2003)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8038	04-2648081
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive Midland, Texas 79705
(Address of Principal Executive Offices)

915/620-0300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5.  Other Events

On April 7, 2003, Key Energy Services, Inc., a Maryland corporation (“Key”), issued a press release announcing that Ralph S. Michael, III was appointed to the Board of Directors of Key to fill a newly created vacancy.

A copy of Key’s press release announcing the appointment is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: April 10, 2003	KEY ENERGY SERVICES, INC.

	By:	/s/	Royce W. Mitchell
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1 —	Press Release dated April 7, 2003